EXHIBIT 10.6

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 8

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of April 14,  2017,  (Supplemental Agreement No. 8) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 8 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011  (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft; and

WHEREAS, Boeing and Customer agree to identify the configurations of the 787-9 Block A Aircraft and 787-9 Block C Aircraft designated for lease to [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.          TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Agreement No. 8, which reflects the revisions set forth in this Supplemental Agreement No. 8.

2.          TABLE 1.

a.    Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by Table 1A to Purchase Agreement No. PA-03659, 787-9 Block A Information Table – Rolls Royce Engines, provided as Enclosure 2 to this Supplemental Agreement No. 8 and hereby incorporated into the Purchase Agreement.  This Table 1A [*];

b.    Table 1D to Purchase Agreement No. PA-03659, 787-9 Block C Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines is deleted in its entirety and replaced by Table 1D to Purchase Agreement No. PA-03659, 787-9 Block C Information Table – Rolls Royce Engines, provided as Enclosure 3 to this Supplemental Agreement No. 8 and hereby incorporated into the Purchase Agreement.  This Table 1D [*];

3.          EXHIBITS

Exhibit A3,  HAZ/[*] 787-9 Aircraft Configuration, is added to the Purchase Agreement and is provided as Enclosure 4 to this Supplemental Agreement No. 8.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	AIR LEASE CORPORATION

BY: /s/ James E. Carpenter	BY: /s/ Grant Levy

ITS: Attorney-In-Fact	ITS: Executive Vice President

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

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HAZ-PA-03659	PA Page 1
BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table	SA-7
1C.	787-10 Block A Aircraft Information Table	SA-7
1D.	787-9 Block C Aircraft Information Table	SA-6
1E.	787-9 Block D Aircraft Information Table	SA-8

EXHIBIT
A1.	HAZ[*]787-9 Aircraft Configuration	SA-7
A2.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ[*]787-9 Aircraft Configuration	SA-8

B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-7
EE1.	[*], Engine Warranty and Patent Indemnity – General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS
LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R4	Advance Payment Matters	SA-7
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R4	Open Configuration Matters	SA-7
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R2	Performance Guarantees – 787-9 Block B, C and D Aircraft	SA-7
LA-1301080R2	Special Matters – 787-9 Blocks B, C and D Aircraft	SA-7
LA-1301081	Special Matters – 787-10 Block A Aircraft	SA-2
LA-1301082R2	[*]	SA-7

LA-1301083	Promotional Support – 787-10 Aircraft	SA-2
LA-1301084	[*]	SA-2
LA-1302043	[*]	SA-2
LA-1302348R1	[*]	SA-2

LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7
LA-1605597	[*]	SA-7

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 2

Table 1A To

Purchase Agreement No. PA-03659

787-9 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:	787-9		545,000 pounds	Detail Specification:	787B1-4102-D (4/27/2011)
Engine Model/Thrust:	TRENT1000-J		73,800 pounds	Airframe Price Base Year/Esc.:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Esc.:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Est.:		[*]		Engine Escalation Data:
Seller Purchased Equipment (SPE) Est.:		[*]		Base Year Index (ECI):	[*]
In Flight Entertainment (IFE) Est:		[*]		Base Year Index (CPI):	[*]

Deposit per Aircraft:		[*]

										Escalation Estimate	Advance Payment Per Aircraft
	Number	Manufacturer's						Escalation	Escalation	Adv Payment	(Amts. Due/Mos. Prior to Delivery):
Delivery	of	Serial	Optional	P.A.	Engine	Engine		Factor	Factor	Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Price	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2017	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total	[*]

Manufacturer serial number is subject to change due to production changes

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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HAZ-PA-03659 72474-2F.TXT	Boeing Proprietary	Page 1

Enclosure 5

Table 1D To

Purchase Agreement No. PA-03659

787-9 Block C Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000J Engines

Airframe Model/MTOW:	787-9		553,000 pounds	Detail Specification:	787B1-4102-O (9/5/2014)
Engine Model/Thrust:	TRENT1000-J		74,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]		Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]		Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]		Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]		Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]		Base Year Index (ECI):	[*]
				Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

									Escalation Estimate	Advance Payment Per Aircraft
	Number	Manufacturer's					Escalation	Escalation	Adv Payment	(Amts. Due/Mos. Prior to Delivery):
Delivery	of	Serial	Optional	P.A.	Engine		Factor	Factor	Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number	Features Price	Exhibit A	Selection	Lessee	(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017*	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	1

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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72672-1F.TXT	Boeing Proprietary	Page 1

Enclosure x

HAZ[*] 787-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Air Lease Corporation

Exhibit A3

to Purchase Agreement Number PA-03659

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure x

Exhibit A3

AIRCRAFT CONFIGURATION

Dated                          , 2017

relating to

BOEING MODEL 787-9 AIRCRAFT

The Detail Specification is Boeing document number [*]. The Detail Specification provides further description of the configuration set forth in this Exhibit A3. Such Detail Specification will be comprised of Boeing configuration specification [*]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].  [*].

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure x

[*]

*  Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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